Marizyme®
Corporate Overview

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Dr. Neil J. Campbell
President & CEO
ncampbell@marizyme.com

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting Marizyme's business, including the ability to consummate capital raises, acquisitions, risks and uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing; technological, regulatory and legal developments; developments in the economy and financial markets and other risks detailed from time to time in Marizyme's filings with the Securities and Exchange Commission.

This presentation contains highly technical information. Recipients of this presentation are strongly cautioned to ask questions and assure themselves that they understand the substance of the presentation and the consequential risks associated with the opportunity. Readers are strongly advised that certain statements made in this presentation that are historical, demonstrate compliance with certain U.S. federal or international standards are not guarantees of future performance or Marizyme's success.

The information in this presentation must be considered in light of the risks outlined in Marizyme's annual report on Form 10-K for the year ended December 31, 2019 and other filings made with the U.S. Securities and Exchange Commission, which filings may be obtained by going to the SEC's Edgar website at:

https://www.sec.gov/cgi-bin/browseedgar?company=marizyme&owner=exclude&action=getcompany

Today's Marizyme® Presentation

- Company Overview
- Value Proposition
- Science & Technology
- Clinical Studies
- Commercialization
- Management
- Summary

OTCQB:MRZM

Company Overview

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Marizyme Overview

- Marizyme is an integrated life sciences company dedicated to the acquisition, development and commercialization of therapies, devices and related products that protect and enhance cellular functions.
- The Company's flagship product DuraGraft®, is an intra-operative vascular graft storage solution that inhibits endothelial cell damage, leading to improved clinical outcomes by reducing the incidence of complications associated with vein graft failure in bypass surgery.
- DuraGraft enhances coronary artery bypass grafting (CABG) surgical outcomes by significantly reducing major adverse cardiac events such as repeat revascularization and myocardial infarction.
- DuraGraft is approved for use in the EU and several Asian countries but is not yet approved for use in the U.S.
- Marizyme is also focused on the development and marketing of products based on its clinically tested and patented protease-based therapeutic Krillase® platform. Krillase is not approved for use in the U.S.

For more information about Marizyme, visit www.marizyme.com.

Marizyme's Current Structure – January 2021

Building a business in cellular and tissue-based protection through devices and therapeutics.


Marizyme
Corporate
Somahlution, Inc.
"SOMA"
Marizyme Sciences, Inc.
"MSI"
DuraGraft® Product
SOMA Platform TBA
Krillase Platform
MSI Platform TBA

Value Proposition

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Why Cellular Health?

Targeting the cell and tissues in disorders and diseases will drive new product revenues



Maintain Cell Viability.
Protect Cell Function
Maintain Cell Structural Integrity
Maintain Proper Tissue Architecture and Function
Unique Cell and Organ Preservation Platform

1. Maintain Cell Viability
2. Protect Cell Function
3. Maintain Cell Structural Integrity
4. Maintain Proper Tissue Architecture and Function
5. Unique Cell and Organ Preservation Platform

Science & Technology

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Marizyme's Proprietary Cytoprotective Technology

Endothelial Cells

Supports the function and structural integrity of the endothelium





Cellular Microenvironment

Maintains the homeostasis of the tissue microenvironment *ex vivo*

Pancreatic β Islet Cells

Preserves pancreatic β cell viability during harvest prior to transplantation





Organ and Tissue Specific Cells

Supports and maintains organ and tissue structure and function

Marizyme's Soma™ Technology Platform

Maintaining cellular viability, integrity, and protection from cell death cascades



1. Supports cellular viability, integrity, structure, and function
2. Cellular and tissue-specific preservation
3. Maintains proper tissue architecture and function
4. Preserves organ function



1st Targeted Disease Franchise: Cardiovascular

Coronary Artery Bypass Grafting - *CABG*

Potential: 90% of CABG procedures WW use free saphenous vein and free arterial grafts (for which DuraGraft® is indicated)†.



Saphenous Vein Graft
Saphenous Vein



- Coronary Artery Bypass Grafting (CABG) involves the construction of an alternative conduit to bypass a narrowed or occluded coronary artery and restore blood flow from the aorta to an area past the occlusion.
- Saphenous vein grafts are a common type of graft used for surgical revascularization of coronary arteries in CABG as these grafts are made from leg veins and are easily accessible.
- Free arterial and venous grafts experience endothelial damage during harvesting and storage referred to as ischemic injury. This injury that causes vein graft disease post-grafting, leads to graft failure and potentially results in poorer-clinical outcomes.
- Annual rate of CABG procedures in U.S. is ~ 400,000 and ROW is ~ 800,000*

**Coronary Artery Bypass Graft Market Size, CABG Industry Report, 2018-2025, Grandview Research, March 2017*
† DuraGraft is not approved for use in the United States and the FDA has not determined its use.

Intraoperative Endothelial Damage and Graft Disease

Undamaged endothelium

Endothelial cell damage occurs

Within Minutes to Hours past-grafting
Platelets, inflammatory cells and thrombi appear at sites of injury

Within days to Weeks
Medial smooth muscle cells proliferate, wall thickening matrix thickens

Peak thickening occurs within first six weeks

Within months to Years
Atheroma development



ED → Vein Graft Disease → VGF

Mitra et al. Immune and Cell Biol (84), 2006

Window to Act!



Fibroblast
Smooth muscle cell
Endothelial cell
Fibrin
Monocyte
Neutrophil
T cell
Erythrocyte
Macrophage
Foam cell
Apoptotic cell
Neovessel
Vasa vasorae
Cholesterol crystals
External elastic laminae
Internal elastic laminae
Atherosclerosis
Intimal hyperplasia
Necrotic

Ischemic Interval → Reperfusion Injury

Vein Graft Disease is a Continuous Progressive Process

Response to Ischemic Endothelial Cell Damage is Rapid

Leading to Vein Graft Failure, and Post-CABG Complications, Resulting in Poorer Clinical Outcomes

DuraGraft - Endothelial Damage, Graft Failure, & Adverse Outcomes

CABG – The Problem

Clinical Impact of Graft Disease and Failure

- Angina
- Myocardial infarction
- Repeat Revascularization
- Re-admission
- Poorer Quality of Life

DuraGraft® Studies

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

DuraGraft Solution vs. Current Standard of Care

DuraGraft Prevents Cell Damage

Standard of care causes cell death almost immediately

Endothelial cells die within minutes

DuraGraft prevents cell death, damage and dysfunction, preventing ischemic injury to endothelial cells by preventing damage from loss of blood flow.

Green fluorescence indicates viable cells
Red fluorescence indicates dead cells.

DuraGraft vs. Buffered Solutions, Saline, and Blood



0 Hours
DuraGraft
Buffered
EC
EC
Time
5+ Hours



Saline
Blood
EC
EC

Green fluorescence indicates viable cells
Red fluorescence indicates dead cells
EC- Endothelial Cells

- DuraGraft preserves endothelial structure whereas saline, blood, and even buffered solutions do not.

Ann Thorac Surg 2003;75:1145–52; discussion 1152. Printed with permission from Elsevier.

Catherine J. Pachuk, Sophie K. Rushton-Smith & Maximilian Y. Emmert (2019) Intraoperative storage of saphenous vein grafts in coronary artery bypass grafting, Expert Review of Medical Devices, 16:11, 989-997, DOI: 10.1080/17434440.2019.1682996

marizyme

GALA (DuraGraft Precursor) Clinical Data 1 – VA Boston Healthcare

U.S. Retrospective Study

2,436 CABG Patients • DuraGraft Treatment vs Standard of Care

Sequential Historical Cohort Study

Significant reductions in long-term clinical events with DuraGraft (up to 15 years)

Reduction in Myocardial Infarction Rates	Reduction in Repeat Revascularization Rates	Reduction in MACE Rates
Unadjusted Analysis: **43%** (p = <0.0001)	Unadjusted Analysis: **31%** (p = 0.002)	Unadjusted Analysis: **21%** (p = <0.0001)
IPW Adjusted: **45%** (p = <0.0001)	IPW Adjusted: **35%** (p = <0.037)	IPW Adjusted: **19%** (p = 0.005)

- Harvard University/US. Veteran Affairs Study 2436 Patients
- Significant reductions in long-term clinical events with DuraGraft (3 to 14 years)

45% *Reduction in* **Myocardial Infarction**
P= 0.0001 Highly Statistically Significant

35% *Reduction in* **Repeat Revascularization**
P= 0.03 Statistically Significant

19% *Reduction in* **MACE***
P= 0.02 Statistically Significant

*Major Adverse Cardiovascular Event

Haime et al, *Exp Rev Cardiovasc Ther 2018; 16:12, 963*

Prospective Randomized Study: Use of DuraGraft in CABG Patients

Randomized Study to Evaluate the Use of DuraGraft® in Patients Undergoing CABG

Louis P. Perrault, MD, Ph.D., FRCSC, FACS, Montreal Heart Institute, University of Montreal

Prospective, Randomized, Double-blind, Comparative (within-patient), Multi-Center Study to Evaluate the use of DuraGraft Treatment vs. Standard of Care in Patients Undergoing CABG.

- 125 Patients Undergoing First Time CABG
- Study Sites
  - 7 CABG Surgery Sites in Canada and Europe
  - At least 2 different Surgeons per Site
- Assessed Variables: Graft Wall Thickening, Loss of Lumen, and Maximal (Focal) Lumen Narrowing

Perrault L. DuraGraft Vascular Graft Treatment in CABG Patients. Circulation. 2016;134:A23242

Prospective Randomized Study: Primary Objectives

A within-patient randomized, double-blind study to compare the impact of a DuraGraft treated graft, against a Standard of Care treated graft.

- Short-Term Structural Changes (3-months)
  - Change in the mean wall thickness of paired grafts within patient at 4-6 weeks and at 3 months following CABG surgery using MDCT
- Long-Term Change (1-year)
  - Magnitude of change in the maximal focal lumen narrowing of paired grafts within patient at 12 months following CABG surgery using MDCT
- Safety
  - Incidence of Vein Graft Occlusion and MACE


125 Patients
CABG 2 Veins
1 Vein DuraGraft
1 Vein Control
(Heparinized Saline)
1 Month (4-6 Weeks)
3 Months
12 Months
MDCT (64-slice or greater)
Wall Thickness (1, 3 and 12 months)
Lumen Diameter (1, 3 and 12 months)
Maximal (Focal) Lumen Narrowing (1, 3 and 12 months)

Prospective Randomized Study: Results – Lumen Narrowing

DuraGraft Group Demonstrates Reduction in Maximal (Focal) Lumen Narrowing in mITT Population

Disease progression is more Pronounced in the Proximal segment


Maximal (Focal) Lumen Narrowing - Whole Graft {(TVD-LD)/TVD}
Saline DuraGraft
% Maximal (Focal) Lumen Narrowing (x100)
0.18
0.16
0.14
0.12
0.1
0.08
0.06
pvalue = 0.0843 DuraGraft vs. Saline change from 1 to 12 months
0
2
4
6
8
10
12
Months


Maximal (Focal) Lumen Narrowing - Proximal 5 cm {(TVD-LD)/TVD}
Saline DuraGraft
%-Maximal (Focal) -Lumen Narrowing (x100)
0.18
0.16
0.14
0.12
0.1
0.08
0.06
pvalue = 0.0131 DuraGraft vs. Saline change from 1 to 12 months
0
2
4
6
8
10
12
Months

- DuraGraft Group demonstrates significantly smaller increase in the mean maximum stenosis between 1 and 12 months in the proximal segment (*p*=0.0131)
- DuraGraft Group demonstrates a trend for smaller increase in the mean maximum stenosis at 12 months in the whole graft (*p*=0.0843).

Note: Graft disease at the proximal end is an early indicator of disease progression (Hagino et al., Ann Vasc Surg (7)1, 1993, Berkowitz et al., J Vasc Surg., (15)1 1992 Beathard et al., Kidney Int. 64(3), 2003)

Prospective Randomized Study: Adverse Events

Safety: Adjudicated AEs - mITT Population

0-3 Months				
Events	SOC N=125	DuraGraft N=125	All N=250	*p*-Value
SVG Occlusion	10 (8.0%)	9 (7.2%)	19 (7.6%)	0.80
MACE	0	0	0	n/a
Death	0	0	0	n/a
MI	0	0	0	n/a
Revascularization	0	0	0	n/a
Angina	0	0	0	n/a
Arrhythmia	0	0	0	n/a
SOB (Cardiac Origin)	0	0	0	n/a
Decreased Lumen ≥50%	1 (0.9%)	2 (1.9%)	3 (1.4%)	0.566
Stenosis Fitzgibbon's B&O	2 (1.6%)	2 (1.6%)	4 (1.6%)	1.00
Composite	12(9.6%)	11 (8.8%)	23(9.2%)	0.82

3-12 Months				
Events	SOC N=97	DuraGraft N=97	All N=194	*p*-Value
SVG Occlusion	1 (1.0%)	0	1 (0.5%)	0.32
MACE	1 (1.0%)	0	1 (0.5%)	0.32
Death	0	0	0	n/a
MI	1 (1.0%)	0	1 (0.5%)	0.32
Revascularization	0	0	0	n/a
Angina	1 (1.0%)	0	1 (0.5%)	0.32
Arrhythmia	0	0	0	n/a
SOB (Cardiac Origin)	0	0	0	n/a
Decreased Lumen ≥50%	n/a	n/a	n/a	n/a
Stenosis Fitzgibbon's B&O	1 (1.0%)	0	1 (0.5%)	0.32
Composite	4 (4.1%)	0	4 (2.1%)	0.046

Trends of improved safety profile of DuraGraft observed at 12 months

Each of the AEs are in separate patients

Commercialization

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Marizyme's Commercial Approach

Two platform technologies afford multiple opportunities for commercialization and revenue.



Marizyme Core Platforms
Develop Organically & Sell
Seek Various Types of Strategic Partnerships
Organize, Develop & Prepare for Monetizing of Assets
Drive Organic Revenue
Drive Commercialization in Large/Tough Markets
Monetize Opportunistically

"The Sum of the pieces of Marizyme is worth more than the whole"

DuraGraft - Endothelial Damage, Graft Failure, & Adverse Outcomes

CABG – The Problem

Clinical Impact of Graft Disease and Failure

- Repeat Revascularization
- Myocardial infarction
- Re-admission
- Angina
- Poorer Quality of Life

DuraGraft Preservation Solution

DuraGraft preservation solution plays an important role in preventing intraoperative endothelial damage and Ischemia Reperfusion Injury

DuraGraft Preservation Solution Criteria:

- Biocompatible and cytoprotective
- Protects against IRI
  - Prevent oxidative damage
  - Prevent metabolic stress lesion
  - The only solution that protects IRI

Replacement of the Standard of Care

- Saline
- Blood-Based Solutions
- Buffered Solutions

DuraGraft® - *CABG*

Potential: 90% of CABG procedures WW use free saphenous and free arterial grafts (for which DuraGraft® is indicated)†.


DuraGraft
Vascular Conduit Solution
DuraGraft
REF SOMVC001
Solution A (237.5 ml)
WARNING
somahlution
DuraGraft

- DuraGraft is an intraoperative vascular graft treatment that maintains endothelial function and structure, reducing the incidence and complications associated with graft failure following CABG surgery.
- DuraGraft improves clinical outcomes by providing an environment which protects against intraoperative Ischemic Reperfusion Injury thereby preventing vein graft failure.
- DuraGraft is a clinically tested and approved (Outside of the United States) for preserving vascular graft and reducing post-operative complications.

DuraGraft® Clinical Study Summary

DuraGraft has been proven to reduce both graft level negative remodeling and clinical complications (MI, Repeat Revascularization and MACE) associated with VGF, with statistical significance.

**Coronary Artery Bypass Graft Market Size, CABG Industry Report, 2018-2025, Grandview Research, March 2017*

DuraGraft® vs. Standard of Care Buffers

DuraGraft is emerging as the new standard of care for CABG Globally

DuraGraft®

The World's 1st Endothelial Damage Inhibitor



Limitations of Saline, Blood & Buffered Solutions

Saline, blood and buffered solutions are not preservation solutions and DO NOT protect against IRI.

	Standard of Care			
Property	Saline	Blood	Buffered Solutions	DuraGraft
Approved for Indication	✗	✗	✗	✓
Isotonic	✓	✓	✓	✓
pH Balanced	✗	✗	✓	✓
Does Not Actively Cause Harm	✗	✗	✓	✓
Ionically Balanced	✗	✓	✗	✓
Contains Pro-endothelial Components	✗	✗	✗	✓
Prevents Ischemia Reperfusion Injury	✗	✗	✗	✓
Prevents Oxidative Damage	✗	✗	✗	✓
Prevents Metabolic Storage Lesions	✗	✗	✗	✓
Designed to Prevent Inflammation and Pro-Coagulant Responses	✗	✗	✗	✓
Preserves Vascular Endothelium	✗	✗	✗	✓
Designed to Prevent Edema of Graft Tissue	✗	✗	✗	✓

DuraGraft® Commercial Focus in 2021 for CABG

APPROVED:
EU Member countries
UK
Switzerland
Malaysia
Singapore
Hong Kong
India
Philippines
Turkey

PENDING:
US
Australia
New Zealand
S. Africa
Norway

TARGETED:
Chile
Argentina
Colombia
Uruguay
Ecuador
Peru
Vietnam
Indonesia
Lebanon
Israel
Jordan
Iran
Saudi Arabia
UAE
Canada
Mexico



marizyme™

Management

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Marizyme's Leadership

A successful and deeply experienced management team, board and advisors

• James Sapirstein	Chairman of the Board
• Dr. Neil Campbell	President & Chief Executive Officer
• Bruce Harmon	Chief Financial Officer
• Roger Schaller	EVP, Commercial Operations
• Dr. Don Very	EVP, Research & Development
• Dr. Steve Brooks	Chief Medical Officer
• Amy Chandler	EVP, Quality & Regulatory Affairs
• Dr. Satish Chandran	Chief Technical Officer
• Dr. Catherine J Pachuk	Chief Scientific Officer



Summary

2021 BIOTECH Showcase at J.P. Morgan Healthcare Conference Week

January 2021

Summary - Marizyme's Value Proposition

Protecting, Maintaining, and Supporting Cellular Function

Marizyme is an integrated life sciences company dedicated to the acquisition, development and commercialization of therapies, devices and related products that maintain cellular viability and support metabolism, thereby promoting cellular health and proper function.

Maintains Cell Viability and Metabolism During Ischemic Storage

Minimizes Cellular Death

Maintains cellular anti-oxidant levels

Supports Cellular Metabolism

Supports anaerobic metabolism



Reduces Cellular Injury

Minimizes oxidative damage

Preserves Cell Function

Prevents ischemic damage and reperfusion injury

Marizyme's capability to enter markets in clinical indications of large unmet medical need is compelling.

Summary - The DuraGraft® Advantage in CABG

Becoming the standard of care for CABG globally in 2021

DuraGraft® Clinical Study Summary

DuraGraft has been proven to reduce both graft level negative remodeling and clinical complications (MI, Repeat Revascularization and MACE) associated with VGF, with statistical significance.



DuraGraft
REF SOMVC001
Solution A (237.5 ml)
WARNING
Not for IV Infusion or Direct Injection
somahlution
DuraGraft
REF SOMVC001



0 Hours
Time
DuraGraft
Buffered
Saline
Blood
EC
Green fluorescence indicates viable cells
Red fluorescence indicates dead cells
EC- Endothelial Cells



- DuraGraft preserves endothelial structure whereas saline, blood, and even buffered solutions do not.

Prospective, Randomized, Multi-Center Within-Patient Study

5 North American and 2 European Sites • Double-Blind, Comparative (Within-Person)
DuraGraft Treatment vs Standard of Care • mITT Population • n=97



Wall Thickness Whole Graft (mITT)
Wall Thickness Proximal 5cm (mITT)
Maximal (Focal) Lumen Narrowing Whole Graft (mITT)
Maximal (Focal) Lumen Narrowing Proximal 5cm (mITT)
Saline
DuraGraft VC001
Millimeters
Months

- Wall thickening is an expression of intimal hyperplasia – an early indicator of disease.
- DuraGraft treated grafts demonstrate significant reduction in wall thickening at 12 months in proportionate analyses of both whole and proximal segment of grafts.
- DuraGraft treated grafts also demonstrate significant reductions in both wall thickening and maximal (focal) luminal narrowing in longitudinal analyses of proximal segment of grafts from 1 to 12 months.

Conclusions:
Early disease is most pronounced in the proximal segment and DuraGraft mitigates early signals of graft disease.

Summary - Marizyme's Commercial Approach

Two platform technologies afford multiple opportunities for commercialization and revenue.



Marizyme
Core Platforms
Develop Organically
&
Sell
Seek Various Types of
Strategic Partnerships
Organize, Develop &
Prepare for Monetizing of
Assets
Drive Organic Revenue
Drive Commercialization
in Large/Tough Markets
Monetize
Opportunistically

"The Sum of the pieces of Marizyme is worth more than the whole"

Summary - Marizyme Structured for Success

Building a business in cellular protection and support through devices, therapeutics and diagnostics.


Marizyme
Corporate
Somahlution, Inc.
"SOMA"
Marizyme Sciences, Inc.
"MSI"
DuraGraft® Product
SOMA Platform TBA
Krillase Platform
MSI Platform TBA

- On-market commercial stage public company
- Two major science & technology platforms
- Proprietary and best-in-class potential
- Platforms generate multiple opportunities for success
- Focused business development model
- Successful management team in commercialization

"The Sum of the pieces of Marizyme is worth more than the whole"

Thank You

Marizyme, Inc.
555 Heritage Drive, Suite 200
Jupiter, FL 33458

www.Marizyme.com